SCHEDULE 14A INFORMATION


     Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   ).


Filed by the registrant  / x /

Filed by a party other than the registrant  /   /

Check the appropriate box:

/    /    Preliminary proxy statement

/   /     Definitive proxy statement

/ x /     Definitive additional materials

/   /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              TEKTRONIX, INC.
_______________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


                              TEKTRONIX, INC.
_______________________________________________________________________
                (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

/n/a /     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2).

/n/a /     $500 per each party to the controversy pursuant to Exchange
          Act Rule 14a-6(i)(3).

/n/a /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

     (1) Title of each class of securities to which transaction applies:

          Not applicable
          ______________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          Not applicable
          ______________________________________________________





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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          Not applicable
          ______________________________________________________


     (4)  Proposed maximum aggregate value of transaction:

          Not applicable
          ______________________________________________________


/   /     Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          Not applicable
          ______________________________________________________

     (2)  Form, schedule or registration statement no.:

          Not applicable
          ______________________________________________________

     (3)  Filing party:

          Not applicable
          ______________________________________________________

     (4)  Date filed:

          Not applicable
          ______________________________________________________


____________

* Set forth the amount on which the filing fee is calculated and state how it was determined.